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                                 EXHIBIT 10.15

         1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS, AS AMENDED

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                             MILLIPORE CORPORATION

               1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
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1.    PURPOSE
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      The purpose of the 1989 Stock Option Plan for Non-Employee Directors (the
"Plan") is to advance the interests of Millipore Corporation (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to reward directors for such contributions through ownership of shares of the Company's common stock (the "Stock").

2.    ADMINISTRATION
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      The Plan shall be administered by the Board Organization, Nominating and
Public Policy Committee of the Board of Directors (the "Board") of the Company (the "Committee") which shall be appointed by the Board to serve at its pleasure. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (d) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties. Subject to Section 8, the Committee shall also have the authority, both generally and in particular instances, to waive compliance by a director with any obligation to be performed by him or her under an option and to waive any condition or provision of an option.

      A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of its members.

      All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934.

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3.    EFFECTIVE DATE AND TERM OF PLAN
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      The Plan shall become effective on December 15, 1989, the date on which the Plan is approved by the Board of Directors of the Company; provided, however, that any options granted pursuant to the Plan prior to shareholder approval thereof shall be subject to the later approval thereof by the shareholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board (the "Termination Date"), but options previously granted may extend beyond that date.

4.    SHARES SUBJECT TO THE PLAN
      --------------------------

      (a) Number of Shares.  Subject to adjustment as provided in Section 4(c),
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the aggregate number of shares of Stock that may be delivered upon the exercise of options granted under the Plan shall be 100,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

      (b) Shares to be Delivered.  Shares delivered under the Plan shall be
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authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

      (c) Changes in Stock.  In the event of a stock dividend, stock split or
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combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.

               The Committee may also adjust the number of shares subject to outstanding options, the exercise price of outstanding options and the terms of outstanding options, to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in Section 6(i), acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan.

5.    ELIGIBILITY FOR OPTIONS
      -----------------------

      Directors eligible to receive options under the Plan ("Eligible Directors") shall be any director who (i) is not an employee of the Company, and
(ii) is not a holder of more than 5% of the outstanding shares of the Stock or a person who is in control of such holder.

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6.    TERMS AND CONDITIONS OF OPTIONS
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      (a) Number of Options.  Eligible Directors who are directors on the date
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of adoption of the Plan shall be awarded options covering 2,000 shares of Stock on that date. Each newly elected Eligible Director shall be awarded options covering 2,000 shares of Stock on the date of his or her first election.

          Following the initial grants, each Eligible Director shall be awarded options covering 1,000 shares of Stock for each year of service at the first Directors' Meeting following the Annual Meeting of Shareholders, following his or her initial grant and each anniversary thereof, provided such individual is then an Eligible Director. Each grant made prior to shareholder approval of this Plan shall be subject to shareholder approval, and no such option shall be exercisable prior to that time.

      (b) Exercise Price.  The exercise price of each option shall be 100% of
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the fair market value per share of the Stock at the time the option is granted but not less, in the case of an original issue of authorized stock, then par value per share. The "fair market value" shall be defined as the closing price for Millipore stock on the New York Stock Exchange on the composite tape on the last business day prior to the date on which the option was granted, or if no sale of the stock shall have been made on the New York Stock Exchange on that day, on the next preceding day on which there was a sale of such stock.

      (c) Duration of Options.  The latest date on which an option may be
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exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

      (d) Exercise of Options.
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      (1) Each option shall first become exercisable upon the completion of one year from the date of grant, at which time the option shall be exercisable to the extent of 25% of the shares covered thereby. It shall become exercisable as to an additional 25% of the shares covered thereby on subsequent anniversaries of the date of grant, so that it shall be exercisable in full after the fourth anniversary.

      (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (a) the option certificate and any other documents required by the Committee and
      (b) payment in full for the number of shares for which the option is exercised.

      (3) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise

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      until the Company is satisfied as to the authority of the person or persons exercising the option.

      The Company may, either in the instrument evidencing the option or in a written instrument delivered at any time subsequent to the granting of the option, provide for an optionee a special exercise period which will apply if an Eligible Director's services as a director terminate due to retirement at normal retirement age (as defined in the Corporation's By-laws) or he or she ceases to perform services as a director earlier with the consent of the Company. The special exercise period will begin on his or her termination and will end on the earlier of up to the fifth anniversary of his or her termination or the earlier expiration date of the option. During such period the option will be exercisable to the extent it would have been exercisable had the Eligible Director continued to perform services as a director for the Company. Any question whether or not an Eligible Director has retired or ceased to perform services as a director shall be determined by the Committee, and its determination shall be final.

      (4) If an Eligible Director dies while performing services for the Company or during a special exercise period provided under this section, his or her option may be exercised in accordance with Section 6(g) below.

      Notwithstanding the provisions of the preceding paragraph the Company shall have the right, but shall not be required to repurchase from any Eligible Director who ceases to render services as a director without the consent and approval of the Company, within six (6) months of the exercise of any options, the shares of the Company's Common Stock so purchased by such Eligible Director at their original purchase (or exercise) price.

      (f) Payment for and Delivery of Stock.  Stock purchased under the Plan
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shall be paid for as follows:  (i) in cash or by certified check, bank draft or money order payable to the order of the Company, (ii) through the delivery of shares of Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (iii) by a combination of cash and Stock as provided in clauses (i) and (ii) above.

      An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him under the Plan.

      The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may

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consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

      (f) Nontransferability of Options.  No option may be transferred other
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than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by him or her.

      (g) Death.  Should an Eligible Director die while a director of the
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Company, or within a special exercise period provided to him or her under
Section 6(d)(4), any option held by him or her at death may be exercised by his or her estate, or by the person or persons designated in his or her last will and testament, as follows: In the case of death while an Eligible Director, each option will be exercisable until the earlier of the first anniversary of his or death and the original expiration date of the option to the extent the option was exercisable by the optionee at the time of death. In the case of death during a special exercise period, each option will be exercisable during the remainder of such period to the extent it would have been exercisable had the director lived.

      (h) Other Termination of Status of Director.  If a director's service with
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the Company terminates for any reason other than as provided in paragraphs
6(d)(4) and 6(g) above, all options held by the director shall terminate immediately.

      (i) Mergers, etc.  In the event of a consolidation or merger in which the
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Company is not the surviving Corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding options shall thereupon terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation or sale of assets, the Board shall either (i) make exercisable, immediately prior to consummation of such merger, consolidation or sale of assets, that portion of all outstanding options determined by multiplying the total number of shares covered by each option by a fraction (not greater than one) (A) the numerator of which is the number of full months elapsed after the date of grant and prior to such event, and (B) the denominator of which is the number of months between the date of grant and the date on which the option would have first become exercisable in full, and rounding the resulting number of shares to the nearest whole number, or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant replacement options.

7.    ASSOCIATION RIGHTS.
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      Neither the adoption of the Plan nor the grant of options shall confer upon any Eligible Director the right to continued association with the Company or affect in any way the right of the Company to terminate its association with a director. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of

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damages in the event of termination of any agreement or arrangement with an option holder even if the termination is in violation of an obligation of the Company to such person under that agreement or arrangement.

8.    EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT AND TERMINATION.
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      Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which stock may be issued to directors.

      The Committee may at any time discontinue granting options under the Plan. The Committee may at any time or times amend the Plan for the purpose of satisfying any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of options, provided that (except to the extent expressly required or permitted hereinabove), no such amendment shall, without the approval of the shareholders of the Company, (a) increase the maximum number of shares available under the Plan, (b) increase the number of options granted to Eligible Directors, (c) amend the definition of Eligible Director so as to enlarge the group of directors eligible to receive options under the Plan, (d) reduce the price at which options may be granted, (e) change or extend the times at which options may be granted, or (f) amend the provisions of this Section 8, and no such amendment shall adversely affect the rights of any director (without his or consent) under any option previously granted.

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    MILLIPORE CORPORATION 1989 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
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                                  AMENDMENT 1
                                  -----------

     WHEREAS, Millipore Corporation (the "Company") has had in effect since 1989, the Millipore Corporation 1989 Stock Option Plan for Non-Employee Directors (the "1989 Plan") under which the grant to non-employee directors of stock options to purchase Millipore Common Stock is authorized.

     WHEREAS, the Company now desires to amend the 1989 Plan to provide automatically for a Special Exercise Period (as defined in the 1989 Plan) with respect to stock options granted on and after December 1, 1997;

     WHEREAS, pursuant to Section 8 of the 1989 Plan, the Management Development and Compensation Committee of the Board of Directors (the "Committee") has reserved the right, subject to the provisions thereof, to amend the 1989 Plan in whole or in part;

     NOW, THEREFORE, the 1989 Plan is hereby amended, as follows:

     By amending Section 6(d)(3) Terms and Conditions of Options - Exercise of
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Options - to delete the present language in its entirety and to substitute in
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lieu thereof the following:

     (3) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

          The Company may, either in the instrument evidencing the option or in a written instrument delivered at any time subsequent to the granting of the option provide for an optionee a special exercise period which will apply if an Eligible Director's services as a director terminate due to retirement at age 70 or such other age as the Board of Directors may determine from time to time, or he or she ceases to perform services as a director earlier with the consent of the Company ("Special Exercise Period"). The Special Exercise Period will begin on his or her termination and will end on the earlier of up to the fifth anniversary of his or her termination or the earlier expiration date of the option. During such period the option will be exercisable to the extent it would have been exercisable had the Eligible Director continued to perform services as a director.

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          With respect to stock options granted on or after December 1, 1997, each optionee shall be provided the Special Exercise Period without further consent of the Company if an optionee's services as a director terminate due to retirement at age 70 or such other age as the Board of Directors may determine from time to time.

          If an Eligible Director dies while performing services for the Company or during a Special Exercise Period provided under this section, his or her option may be exercised in accordance with Section 6(g) below.

          Notwithstanding the provisions of the preceding paragraph the Company shall have the right, but shall not be required to repurchase from any Eligible Director who ceases to render services as a director without the consent and approval of the Company, within six (6) months of the exercise of any options, the shares of the Company's Common Stock so purchased by such Eligible Director at their original purchase (or exercise) price.